UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                           May 19, 1997
        (Date of Report(Date of earliest event reported))

                    WEALTH INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

     Utah                         033-05844-NY               87-0443026
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

5152 North Edgewood Drive, Suite 250, Provo, Utah             84604
    (Address of principal executive offices)                (Zip Code)

                           801-426-1500
       (Registrant's telephone number, including area code)

              1190 North Spring Creek Place, Suite A
                     Springville, Utah 84663
  (Former name or former address, if changed since last report)
































Item 4.      Changes in Registrant's Certifying Accountant.

    By action of the Board of Directors of the Company effective May 19, 1997, the Company changed its certifying auditors from Andersen Andersen & Strong, L.C. to Grant Thornton LLP. Any and all reports and financial statements prepared by Andersen Andersen & Strong, L.C., for and concerning the Company did not contain an adverse opinion, or a disclaimer of opinion, nor were any such reports or financial statements qualified or modified as to uncertainty, audit scope, or accounting principles. During the engagement of Andersen Andersen & Strong, L.C., there were no disagreements on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreements in connection with any audit of the Company. Further, the provisions of Item 304(a)(1)(iv)(B) of Regulation S-B do not apply.

     The Company did not consult Grant Thornton LLP prior to its appointment regarding the application of accounting principles to a specified completed transaction, the type of audit opinion, or other accounting advice that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Item. 7    Exhibits.

Exhibit
Number                        Description
--------                      -----------

16 Letter dated September 12, 1997 from Andersen Andersen & Strong, L.C., addressed to the United States Securities and Exchange Commission

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WEALTH INTERNATIONAL, INC.
                                             (Registrant)

Date:    September 15, 1997                /s/ Daniel G. Lloyd
                                          -------------------------------
                                               Daniel G. Lloyd, Chief
                                                 Financial Officer














                            EXHIBIT 16

         [Letterhead of Andersen Andersen & Strong, L.C.]


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs:

We have read Item 4 of Form 8-K Current Report of Wealth International, Inc. dated May 19,1997, and concur with the statements contained therein. We have no basis on which to agree or disagree with any other statements of the registrant contained therein.



Salt Lake City, Utah
September 12, 1997                       /s/ L. Rex Andersen
                                         -----------------------------
                                           Andersen Andersen and Strong
                                             By L. Rex Andersen